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Exhibit 32.2

Tropicana Las Vegas Hotel and Casino, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

        In connection with the Annual Report on Form 10-K of Tropicana Las Vegas Hotel and Casino, Inc., (the "Company") for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marie Ramsey, Vice President and Chief Financial Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. § 1350, that to my knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2011

/s/ MARIE RAMSEY Marie Ramsey Vice President and Chief Financial Officer (Principal Accounting Officer)

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  Exhibit 32.2
Tropicana Las Vegas Hotel and Casino, Inc. Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)